Subsequent events	6 Months Ended
Jun. 30, 2021
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events	Subsequent events
Declaration of dividend
In August 2021, our Board of Directors declared a quarterly cash dividend of $0.10 per common share, which was paid on September 29, 2021 to all shareholders of record as of September 9, 2021.
Convertible Notes due 2022 and 2025
In September 2021, the conversion rates of the Convertible Notes due 2022 and Convertible Notes due 2025 were adjusted to reflect the payment of a cash dividend on September 29, 2021 to all shareholders of record as of September 9, 2021. The new conversion rates for each of the Convertible Notes due 2022 and Convertible Notes due 2025 is 26.9419 of the Company’s common shares, representing an increase of the prior conversion rates of 0.1540 shares for each $1,000 principal amount of the Convertible Notes due 2022 and Convertible Notes due 2025.
At the Market Offering Program of Senior Notes due 2025
During the third quarter of 2021 through September 29, 2021, we issued $9.5 million in aggregate principal amount of Senior Notes due 2025 under the Distribution Agreement for Additional Notes, resulting in $9.3 million in aggregate net proceeds (net of underwriters commissions and expenses).
Scrubber purchases
In August 2021, we declared options to purchase and install scrubbers on six vessels (five LR1s and an LR2). The scrubbers are expected to be installed within the first half of 2022.
Investment in dual fuel tankers
During the third quarter of 2021, we acquired a minority interest in a portfolio of nine product tankers for approximately $7.0 million. As part of this agreement, we acquired a 50% interest in a joint venture that ultimately has a minority interest in the entities that own the vessels. The portfolio consists of five dual-fuel MR Methanol tankers (built between 2016 and 2021) which, in addition to traditional petroleum products, are designed to both carry methanol as a cargo and to consume it as a fuel, along with four ice class 1A LR1 product tankers. The dual-fuel MR methanol tankers are currently on long-term time charter contracts greater than five years.
CSSC Lease Financing and CSSC Scrubber Lease Financing
In September 2021, we amended and restated the terms of our sale and leaseback arrangement with CSSC (Hong Kong) Shipping Company Limited for five LR2 vessels (STI Gratitude, STI Gladiator, STI Gauntlet, STI Guide and STI Goal). Under the terms of the amended and restated agreement, the borrowing amount increased to $140.7 million from $128.9 million at the time of the transaction, resulting in a net additional borrowing of $11.8 million.
The tenor of the arrangement remained unchanged (with each lease scheduled to expire throughout 2026 and 2027), however, upon notice, we now have the option under the amended and restated arrangement to extend the lease for each vessel by an additional 24 months. The interest under the amended and restated agreement was reduced to LIBOR plus a margin of 3.50% per annum from LIBOR plus a margin of 4.60% and the principal balance is scheduled to be repaid in equal installments of approximately $0.2 million per vessel per month. Each lease also contains purchase options to re-acquire each of the subject vessels beginning on the second anniversary date from the effective date of the amended agreement, with a purchase obligation for each vessel upon the expiration of each agreement.
Our CSSC Lease Financing includes a covenant that requires that the fair market value of each vessel leased under the facility shall at all times be no less than 125% of the outstanding balance for such vessel.